Summary Prospectus	May 1, 2024
AMG TimesSquare Global Small Cap Fund

Class N: TSYNX	Class I: TSYIX	Class Z: TSYZX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at
https://wealth.amg.com/resources/order-literature/. You can also get this information at no cost by calling 1-800-548-4539 or by sending an e-mail request to shareholderservices@amg.com. The current prospectus and statement of additional information, dated May 1, 2024, as revised or supplemented from time to time, are incorporated by reference into this summary prospectus.
Investment Objective
The AMG TimesSquare Global Small Cap Fund's (the “Fund”) investment objective is to seek long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I	Class Z
Management Fee	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	4.46%	4.46%	4.46%
Total Annual Fund Operating Expenses	5.41%	5.16%	5.16%
Fee Waiver and Expense Reimbursements[1]	(4.16)%	(4.16)%	(4.16)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	1.25%	1.00%	1.00%
1AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2025, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 1.00% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The first year of each amount shown in the Example reflects the Fund’s contractual expense limitation through May 1, 2025. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$127	$1,245	$2,354	$5,087
Class I	$102	$1,174	$2,242	$4,897
Class Z	$102	$1,174	$2,242	$4,897
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small market capitalization companies (“small cap companies”). Under normal circumstances, the Fund will invest at least 35% of its net assets in investments economically tied to countries other than the U.S., or, if in the view of TimesSquare Capital Management, LLC, the subadviser to the Fund (“TimesSquare” or the “Subadviser”), market conditions are not favorable, at least 30% of its net assets in investments economically tied to countries other than the U.S., and the Fund will hold investments economically tied to a minimum of three countries other than the U.S. The Fund considers an investment to be economically tied to a country other than the U.S. if it provides investment exposure to a non-U.S. issuer. The Fund considers a company to be non-U.S. issuer if (i) it is organized outside the U.S. or maintains a principal place of business outside the U.S., (ii) its securities are traded principally outside

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AMG TimesSquare Global Small Cap Fund SUMMARY PROSPECTUS

the U.S., or (iii) during its most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed outside the U.S. or it has at least 50% of its assets outside the U.S.
The Fund primarily invests in U.S. and non-U.S. small cap companies, allocating investments across different countries and regions. TimesSquare considers small cap companies to be those with market capitalizations at the time of purchase within the range of capitalizations of companies in the MSCI World Small Cap Index. As of March 1, 2024, the date of the latest rebalance of the MSCI World Small Cap Index, the range of market capitalizations was $31 million to $16.609 billion. This capitalization range will change over time. The Index is rebalanced quarterly. The Fund may continue to hold securities of a portfolio company whose market capitalization subsequently drops below or appreciates above the Fund’s small market capitalization range. Because of this, the Fund may have less than 80% of its net assets in securities of small cap companies at any given time. The Fund may invest in securities of issuers located in emerging markets countries. To gain exposure to foreign issuers, the Fund also may invest in exchange-traded funds.
TimesSquare uses a bottom-up investment process driven by fundamental research conducted by its investment analysts. TimesSquare also applies a macro overlay to monitor and mitigate country risks through active management. In addition, TimesSquare integrates into its fundamental research process an analysis of environmental, social, and/or governance (ESG) data. With respect to each potential investment, TimesSquare prepares an assessment of ESG indicators, as defined by TimesSquare using widely accepted sustainability standards, third-party data (including MSCI, Inc.) and internal expertise, with a focus on financial materiality. Because the financial materiality of ESG indicators can vary from one company to another, the set of ESG data analyzed differs across the Subadviser’s assessments. Examples of ESG indicators assessed by the Subadviser may include product safety (for consumer discretionary companies), human capital management (for software/IT services companies), and water and waste management (for semiconductor companies), among others. As part of this analysis, the Fund will not initiate positions in companies that are deemed to violate the principles of the United Nations Global Compact, as determined by a third party. Except with respect to companies that violate such principles, the results of the Subadviser’s ESG assessment alone will not preclude an investment, and an investment could be made in a company with a poor ESG assessment that meets the Subadviser’s other investment criteria. Under normal circumstances, the Subadviser seeks to maintain a growth oriented focus and invest the Fund’s assets pursuant to the following core principles:
•Revenue growth and profitability should drive equity returns over the long term.
•Early-stage and traditional growth companies should provide the greatest opportunity.
•Risk management with respect to the Fund’s portfolio should focus on avoiding losing money, rather than minimizing tracking error against the benchmark.
•A disciplined investment process requires consistently identifying opportunities, evaluating potential returns and responding with timely buy/sell decisions.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Below are some of the risks of investing in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
Small-Capitalization Stock Risk—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Growth Stock Risk—the prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.
Emerging Markets Risk—investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subjected to increased economic, political, or regulatory uncertainties.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in

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value relative to the U.S. dollar. The values of foreign currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments.
ESG Investing Risk—because applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than financial performance, the Fund’s investment returns may underperform funds that do not incorporate ESG factors into their investment process. The incorporation of ESG criteria into the investment process may affect the Fund’s investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will improve the financial performance of the Fund or reflect the beliefs or values of any particular investor. ESG standards differ by region and industry, and a company’s ESG practices or the Subadviser’s assessment of a company’s ESG practices may change over time. The Subadviser’s evaluation of a company also may be dependent on the availability of timely, complete and accurate ESG data reported by issuers and/or third party data providers. Different methodologies may be used by the various issuers and third party sources that provide ESG data, and such ESG data often lacks standardization, consistency and transparency.
Large Shareholder Risk— to the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor) or a group of shareholders with a common investment strategy, the Fund is subject to the risk that a redemption or large purchase by that shareholder or group of all or a large portion of its Fund shares will require the Fund to sell securities, or to invest additional cash, as the case may be, at disadvantageous prices, disrupt the Fund’s operations, or force the Fund’s liquidation. Purchases of a large number of shares may adversely affect the Fund’s performance to the extent that it takes time to invest new cash and the Fund maintains a larger cash position than it ordinarily would.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Political Risk—changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the industrials sector may comprise a significant portion of the Fund's portfolio. The industrials sector may be affected by general economic trends, including employment, economic growth and interest rates, changes in consumer confidence and spending, government regulation, commodity prices and competitive pressures.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit wealth.amg.com or call 800.548.4539.
Calendar Year Total Returns as of 12/31/23 (Class N)

Best Quarter: 23.87% (2nd Quarter 2020)
Worst Quarter: -28.51% (1st Quarter 2020)

Average Annual Total Returns as of 12/31/23
AMG TimesSquare Global Small Cap Fund	1 Year	5 Years	Since Inception[1]
Class N Return Before Taxes	13.62%	7.97%	2.79%
Class N Return After Taxes on Distributions	13.69%	7.63%	2.50%
Class N Return After Taxes on Distributions and Sale of Fund Shares	8.28%	6.38%	2.24%
Class I Return Before Taxes	13.94%	8.25%	3.05%
Class Z Return Before Taxes	13.94%	8.24%	3.05%
MSCI World Small Cap Index (reflects no deduction for fees, expenses, or taxes)	15.76%	9.76%	5.22%

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AMG TimesSquare Global Small Cap Fund SUMMARY PROSPECTUS

1Performance shown reflects performance since the inception date of the Fund on May 30, 2018.
After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class N shares only, and after-tax returns for Class I and Class Z shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
TimesSquare Capital Management, LLC
Portfolio Managers
Magnus Larsson
Partner and Portfolio Manager of TimesSquare;
Lead Portfolio Manager of the Fund since its inception in 2018.
Grant R. Babyak
Chief Executive Officer, Partner and Portfolio Manager of TimesSquare;
Portfolio Manager of the Fund since its inception in 2018.
Mark Grzymski
Partner and Portfolio Manager/Analyst of TimesSquare;
Portfolio Manager of the Fund since May 2023.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
Class Z (all accounts): $1,000
*Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly from or to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at wealth.amg.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 534426
Pittsburgh, PA 15253-4426
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income,  qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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